UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 17, 2013 (May 16, 2013)

WESTAR ENERGY, INC.
(Exact name of registrant as specified in its charter)

KANSAS	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas	66612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code _(785) 575-6300____________________

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WESTAR ENERGY, INC.

Item 5.07. Submission of Matters to a Vote of Security Holders

We held our 2013 Annual Meeting of Shareholders on May 16, 2013 in Topeka, Kansas. Results for items presented for voting are listed below.

Item 1 on the Proxy Card. Our shareholders elected three directors for a three-year term, with the following vote:

		Number of Votes
	For	Withheld	Broker Non-Votes
Richard L. Hawley	80,123,318	759,815	29,357,364
B. Anthony Isaac	80,037,591	845,542	29,357,364
S. Carl Soderstrom, Jr.	80,029,719	853,414	29,357,364

Item 2 on the Proxy Card. In an advisory “say on pay” vote, our shareholders approved the compensation of our named executive officers, with the following vote:

Number of Votes
For	Against	Abstain	Broker Non-Votes
74,625,053	2,198,967	4,059,113	29,357,364

Item 3 on the Proxy Card. Our shareholders voted for the ratification and confirmation of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2013, with the following vote:

Number of Votes
For	Against	Abstain	Broker Non-Votes
108,806,281	916,075	518,141	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westar Energy, Inc.

Date: May 17, 2013	By:/s/ Larry D. Irick
Name: Larry D. Irick
Title: Vice President, General Counsel and Corporate Secretary